UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)
555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07 below and incorporated into this Item 5.02 by reference, on May 16, 2023, Rush Enterprises, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”), at which the Company’s shareholders voted to approve, amongst other things, the amendment and restatement of the Rush Enterprises, Inc. 2007 Long-Term Incentive Plan (the “2007 LTIP”) and the amendment and restatement of the Rush Enterprises, Inc. 2004 Employee Stock Purchase Plan (the “2004 ESPP”).  The Company’s executive officers may participate in both the 2007 LTIP and 2004 ESPP.

The amendment and restatement of the 2007 LTIP includes the following changes from the prior 2007 LTIP: (i) an increase in the number of authorized shares of Class A Common Stock and Class B Common Stock that can be awarded under the 2007 LTIP by 1,200,000 shares for each class of common stock; and (ii) extend the term of 2007 LTIP until May 16, 2033.  The amendment and restatement of the 2004 ESPP increases the number of shares of Class A Common Stock authorized for issuance thereunder by an additional 400,000 shares.

The Compensation Committee of the Board of Directors of the Company and the Board of Directors of the Company had previously adopted the amendment and restatement of both the 2007 LTIP and 2004 ESPP, subject to shareholder approval.  A description of the material terms and conditions of the 2007 LTIP appears in Proposal No. 2 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2023 (the “2023 Proxy Statement”). A description of the material terms and conditions of the 2004 ESPP appears in Proposal No. 3 of the 2023 Proxy Statement.

The foregoing descriptions of the amendment and restatement of both the 2007 LTIP and 2004 ESPP do not purport to be complete and are qualified in their entirety by the full text of the 2007 LTIP and 2004 ESPP, copies of which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 16, 2023, Rush Enterprises, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the holders of 38,843,931 shares of Class A Common Stock (representing 1,942,145 total votes) and the holders of 12,04,862 shares of Class B Common Stock cast votes, either in person or by proxy. Set forth below are the final voting results for the proposals voted upon at the 2023 Annual Meeting. The 2023 Proxy Statement contains a detailed description of the proposals.

Proposal 1 – Election of Directors. The Company’s shareholders elected W.M. “Rusty” Rush, Thomas A. Akin, Raymond J. Chess, William H. Cary, Dr. Kennon H. Guglielmo, Elaine Mendoza and Troy A. Clarke as directors to hold office until the Company’s 2024 Annual Meeting of Shareholders. The voting results for each of these individuals were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
W. M. “Rusty” Rush	12,859,740	179,162	1,108,105
Thomas A. Akin	12,763,824	275,078	1,108,105
Raymond J. Chess	12,308,094	730,808	1,108,105
William H. Cary	12,902,070	136,832	1,108,105
Dr. Kennon H. Guglielmo	10,798,282	2,240,620	1,108,105
Elaine Mendoza	12,257,321	781,581	1,108,105
Troy A. Clarke	12,314,811	724,091	1,108,105

Proposal 2 – Approval of the Amendment and Restatement of the 2007 Long-Term Incentive Plan. The Company’s shareholders approved the amendment and restatement of the Company’s 2007 LTIP. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,735,853	3,299,264	3,785	1,108,105

Proposal 3 – Approval of the Amendment and Restatement of the 2004 Employee Stock Purchase Plan. The Company’s shareholders approved the amendment and restatement of the Company’s 2004 ESPP. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,005,929	29,742	3,231	1,108,105

Proposal 4 – Approval of the Certificate of Amendment to the Restated Articles of Incorporation of the Company to Increase the Number of Authorized Shares of Class A Common Stock from 60,000,000 to 105,000,000.

The Company’s shareholders approved the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 105,000,000. A copy of the Certificate of Amendment to the Restated Articles of Incorporation is filed as Exhibit 10.3 and incorporated herein by reference. The voting results were as follows:

Class A Common Stock Holders Voting as a Separate Class:

Votes For	Votes Against	Abstentions
1,885,967	55,223	724

Class A and Class B Common Stock Holders Voting Together in the Aggregate:

Votes For	Votes Against	Abstentions
13,932,243	202,748	12,015

Proposal 5 – Approval of the Certificate of Amendment to the Restated Articles of Incorporation of the Company to Increase the Number of Authorized Shares of Class B Common Stock from 20,000,000 to 35,000,000.

The Company’s shareholders approved the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 35,000,000. A copy of the Certificate of Amendment to the Restated Articles of Incorporation is filed as Exhibit 10.3 and incorporated herein by reference. The voting results were as follows:

Class B Common Stock Holders Voting as a Separate Class:

Votes For	Votes Against	Abstentions
9,963,996	2,238,772	2,094

Class A and Class B Common Stock Holders Voting Together in the Aggregate:

Votes For	Votes Against	Abstentions
10,754,502	3,389,629	2,876

Proposal 6 – Advisory Vote to Approve Executive Compensation. The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,539,116	1,497,974	1,811	1,108,106

Proposal 7 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. With respect to the Company’s shareholders’ recommended frequency of future advisory votes on executive compensation, the voting results were as follows:

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
3,453,387	3,235	9,577,543	4,737	1,108,105

Proposal 8 – Ratification of the Company’s Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year. The voting results were as follows:

Votes For	Votes Against	Abstentions
14,024,588	119,771	2,648

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan.
10.2	Rush Enterprises, Inc. Amended and Restated 2004 Employee Stock Purchase Plan.
10.3	Certificate of Amendment to the Restated Articles of Incorporation of Rush Enterprises, Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: May 22, 2023	By:	/s/ Michael Goldstone
Senior Vice President, General Counsel and Corporate Secretary